UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 25, 2007

JPMORGAN CHASE & CO.
(Exact Name of Registrant as Specified in Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

001-05805		13-2624428
(Commission File Number)		(IRS Employer Identification No.)

270 Park Avenue,
New York, NY		10017
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 270-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 9.01. Financial Statements and Exhibits

      (d) Exhibits

     The following Exhibits are incorporated by reference into the Registration Statement on Form S-3ASR (333-130051) of JPMorgan Chase & Co. (the “Registrant”) as exhibits thereto and are filed as part of this Current Report.

8.1	Tax Opinion of Davis Polk & Wardwell relating to 95% Principal Protected Notes Linked to a Weighted Basket Consisting of the FTSETM 100 Index, the FTSE/Xinhua China 25 Index, the Korea Stock Price Index 200, the MSCI Singapore Index, the Nikkei 225 Index and the S&P 500® Index due December 30, 2008
8.2	Tax Opinion of Davis Polk & Wardwell relating to Buffered Return Enhanced Notes Linked to a Basket Consisting of the AMEX Hong Kong 30 Index, the FTSE/Xinhua China 25 Index, the Korea Stock Price Index 200, the MSCI Taiwan Index and the MSCI Singapore Index due February 6, 2008
8.3	Tax Opinion of Davis Polk & Wardwell relating to Annual Review Notes Linked to the Nikkei 225 Index due February 9, 2010
8.4	Tax Opinion of Davis Polk & Wardwell relating to Buffered Return Enhanced Notes Linked to a Basket Consisting of the S&P 500® Index, the Nikkei 225 Index and the Dow Jones EURO STOXX 50® Index due January 29, 2009
8.5	Tax Opinion of Davis Polk & Wardwell relating to Buffered Return Enhanced Notes Linked to a Basket Consisting of the S&P 500® Index, the Nikkei 225 Index and the Dow Jones EURO STOXX 50® Index due January 29, 2009
8.6	Tax Opinion of Davis Polk & Wardwell relating to Principal Protected Notes Linked to the Performance of a Weighted Basket of Four Currencies Relative to the U.S. Dollar due July 31, 2008
8.7	Tax Opinion of Davis Polk & Wardwell relating to Principal Protected Notes Linked to a Basket Consisting of the Nikkei 225 Index and the Dow Jones EURO STOXX 50® Index due July 30, 2010
8.8	Tax Opinion of Davis Polk & Wardwell relating to Principal Protected Notes Linked to the Dow Jones - AIG Commodity IndexSM due July 31, 2012
8.9	Tax Opinion of Davis Polk & Wardwell relating to Principal Protected Notes Linked to the S&P 500® Index due January 30, 2015
8.10	Tax Opinion of Davis Polk & Wardwell relating to 12.0% Bearish Reverse Exchangeable Notes due January 30, 2008 Linked to the Best Performing Common Stock of the following Financial Services Stocks: Wells Fargo & Company, Fifth Third Bancorp and Countrywide Financial Corporation
8.11	Tax Opinion of Davis Polk & Wardwell relating to Reverse Exchangeable Notes due January 30, 2008 Linked to the Common Stock of a Single Reference Stock Issuer
8.12	Tax Opinion of Davis Polk & Wardwell relating to Auto Callable Reverse Exchangeable Notes due January 30, 2008 Linked to the Common Stock of a Single Reference Stock Issuer
8.13	Tax Opinion of Davis Polk & Wardwell relating to 18.00% Reverse Exchangeable Notes due January 30, 2008 Linked to the Least Performing Common Stock in the Dow Jones Industrial AverageSM
8.14	Tax Opinion of Davis Polk & Wardwell relating to Buffered Equity Notes Linked to the S&P 500® Index due July 30, 2010

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JPMORGAN CHASE & CO. (Registrant)

By:	/s/ Anthony J. Horan

	Name:	Anthony J. Horan
	Title:	Corporate Secretary

Dated: January 30, 2007

EXHIBIT INDEX

Exhibit Number	Description

8.1	Tax Opinion of Davis Polk & Wardwell relating to 95% Principal Protected Notes Linked to a Weighted Basket Consisting of the FTSETM 100 Index, the FTSE/Xinhua China 25 Index, the Korea Stock Price Index 200, the MSCI Singapore Index, the Nikkei 225 Index and the S&P 500® Index due December 30, 2008
8.2	Tax Opinion of Davis Polk & Wardwell relating to Buffered Return Enhanced Notes Linked to a Basket Consisting of the AMEX Hong Kong 30 Index, the FTSE/Xinhua China 25 Index, the Korea Stock Price Index 200, the MSCI Taiwan Index and the MSCI Singapore Index due February 6, 2008
8.3	Tax Opinion of Davis Polk & Wardwell relating to Annual Review Notes Linked to the Nikkei 225 Index due February 9, 2010
8.4	Tax Opinion of Davis Polk & Wardwell relating to Buffered Return Enhanced Notes Linked to a Basket Consisting of the S&P 500® Index, the Nikkei 225 Index and the Dow Jones EURO STOXX 50® Index due January 29, 2009
8.5	Tax Opinion of Davis Polk & Wardwell relating to Buffered Return Enhanced Notes Linked to a Basket Consisting of the S&P 500® Index, the Nikkei 225 Index and the Dow Jones EURO STOXX 50® Index due January 29, 2009
8.6	Tax Opinion of Davis Polk & Wardwell relating to Principal Protected Notes Linked to the Performance of a Weighted Basket of Four Currencies Relative to the U.S. Dollar due July 31, 2008
8.7	Tax Opinion of Davis Polk & Wardwell relating to Principal Protected Notes Linked to a Basket Consisting of the Nikkei 225 Index and the Dow Jones EURO STOXX 50® Index due July 30, 2010
8.8	Tax Opinion of Davis Polk & Wardwell relating to Principal Protected Notes Linked to the Dow Jones - AIG Commodity IndexSM due July 31, 2012
8.9	Tax Opinion of Davis Polk & Wardwell relating to Principal Protected Notes Linked to the S&P 500® Index due January 30, 2015
8.10	Tax Opinion of Davis Polk & Wardwell relating to 12.0% Bearish Reverse Exchangeable Notes due January 30, 2008 Linked to the Best Performing Common Stock of the following Financial Services Stocks: Wells Fargo & Company, Fifth Third Bancorp and Countrywide Financial Corporation
8.11	Tax Opinion of Davis Polk & Wardwell relating to Reverse Exchangeable Notes due January 30, 2008 Linked to the Common Stock of a Single Reference Stock Issuer
8.12	Tax Opinion of Davis Polk & Wardwell relating to Auto Callable Reverse Exchangeable Notes due January 30, 2008 Linked to the Common Stock of a Single Reference Stock Issuer
8.13	Tax Opinion of Davis Polk & Wardwell relating to 18.00% Reverse Exchangeable Notes due January 30, 2008 Linked to the Least Performing Common Stock in the Dow Jones Industrial AverageSM
8.14	Tax Opinion of Davis Polk & Wardwell relating to Buffered Equity Notes Linked to the S&P 500® Index due July 30, 2010